UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2009
                                                          --------------

                           GREENE COUNTY BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                   0-25165                   14-1809721
---------------------------     ------------------------   -------------------
(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                    Identification No.)


302 Main Street, Catskill NY                                     12414
-----------------------------------------                     -----------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events
           ------------

     Greene County Bancorp, Inc. (the "Company") previously announced that it had applied to participate in the U.S. Treasury Department's TARP Capital
Purchase  Program  ("CPP").   On  April  30,  2009,  the  Company  withdrew  its
application for participation in the CPP. The decision to withdraw its application reflected the Company's concerns with the potential for additional regulatory burdens associated with the CPP and the possibility that Congress could further change the terms of the transaction or impose additional burdens at any time.

     In lieu of the CPP, the Company has secured a revolving line of credit in the amount of $5.0 million (the "Line of Credit") from the Atlantic Central Bankers Bank. The Line of Credit is secured by all of the outstanding shares of common stock of The Bank of Greene County, the Company's banking subsidiary (the "Bank"). The interest rate on the Line of Credit is a floating rate equal to the prime rate, as reported in the Wall Street Journal. The term of the Line of Credit is three years. Interest only on draws will be payable monthly. The entire outstanding principal balance, together with accrued and unpaid interest, will be due on the maturity date. No prepayment fee will be charged.

     Draws under the Line of Credit, if any, will be injected into the Bank as Tier 1 Capital. However, the Company has not drawn on the Line of Credit and has no immediate plans to do so as the Bank exceeds all of its regulatory capital requirements by substantial margins.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.

          (d)  Exhibit. None

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   GREENE COUNTY BANCORP, INC.


DATE:  April 30, 2009              By: /s/ Donald E. Gibson
                                       --------------------------------------
                                       Donald E. Gibson
                                       President and Chief Executive Officer